                                                                    EXHIBIT 99.1

SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER: VERSO TECHNOLOGIES, INC.
          NACT TELECOMMUNICATIONS, INC.
          TELEMATE.NET SOFTWARE, INC.

DATE:     FEBRUARY 12, 2003

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         Reference is made to that certain Asset Purchase Agreement dated as of December 13, 2002, as amended by the First Amendment thereto dated as of February 4, 2003 (the "Purchase Agreement"), among Verso Technologies, Inc. ("Verso") and Clarent Corporation (the "Seller"), pursuant to which Verso will purchase from Seller the Assets (as defined in the Purchase Agreement), other than the Excluded Assets (as defined in the Purchase Agreement). Such Assets, exclusive of the Excluded Assets, are hereinafter referred to the "Acquired Assets." Borrower has also informed Silicon that provided the necessary conditions precedent as set forth in the Purchase Agreement are satisfied, Verso intends to enter into the Ancillary Documents (as defined in the Purchase Agreement) with Seller, including a Loan Agreement (the "Seller Loan Agreement") pursuant to which, among other things, Verso will issue promissory notes in favor of Seller and, if applicable, will grant Seller a security interest in the Acquired Assets as security for the promissory notes. The Purchase Agreement and the Ancillary Documents, including the Seller Loan Agreement, are hereinafter collectively referred to as the "Purchase Transaction."

         For the purposes of this Amendment, the term "Effective Date" shall mean the date on which the last of the following occurs: (i) the conditions precedent (for Verso and Seller) set forth in the Purchase Agreement are satisfied; and (ii) the Acquired Assets are free and clear of all liens, encumbrances and security interests (other than any security interests in favor of Seller subordinated in favor of Silicon as described below); and (iii) the Bankruptcy Court (as defined in the Purchase Agreement) has issued the Sale Order (as defined in the Purchase Agreement), which Sale Order shall be final and not subject to appeal nor shall it have been reversed, rescinded, stayed, modified or amended; and (iv) Silicon has a first priority perfected security interest in the Acquired Assets; and (v) Seller shall have executed Silicon's standard form of subordination agreement (in the form previously agreed upon between Silicon and Seller) in favor of Silicon, pursuant to which Seller will subordinate in favor of Silicon the lien(s), if any,


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granted by Verso to Seller and the obligations of Verso to Seller incurred under the Purchase Transaction.

         The Parties agree to amend the Loan and Security Agreement between them, dated December 14, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the Effective Date (as defined above). (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. ADDITIONAL LOCATIONS. In accordance with Section 3.3 of the Loan Agreement, Borrower has advised Silicon that upon the Effective Date, Borrower will have additional locations in Littleton, Colorado and Montreal, Quebec. Additionally, Borrower has advised Silicon that Borrower may transfer some Inventory, from time to time, to Borrower's Montreal facility.

         2. MODIFIED AMOUNT RE INVENTORY STORED AT WAREHOUSEMEN OR BAILEE AND APTO SOLUTIONS. The four asterisked (****) insert in Section 5.5 of the Loan Agreement which currently reads as follows:

                  ****, except for such warehousemen or third parties for which a notice of security interest to bailee, or similar agreement, in form satisfactory to Silicon, has been executed by such warehouseman or bailee and provided further that the amount of Inventory or other Collateral stored in such locations does not exceed $350,000 in the aggregate, and except for Inventory that Borrower, in the ordinary course of its business, has loaned to its customers or is held by its customers pending the exchange of such Inventory, provided that the aggregate value of such Inventory does not exceed $1,000,000 at anytime while this Agreement is in effect is hereby amended to read as follows:

                  ****, except for such warehousemen or third parties for which a notice of security interest to bailee, or similar agreement, in form satisfactory to Silicon, has been executed by such warehouseman or bailee and provided further that the amount of Inventory or other Collateral stored in such locations does not exceed $850,000 in the aggregate, and except for Inventory that Borrower, in the ordinary course of its business, has loaned to its customers or is held by its customers pending the exchange of such Inventory, provided that the aggregate value of such Inventory does not exceed $1,000,000 at anytime while this Agreement is in effect, and except for the Collateral stored or maintained at Apto Solutions for purposes of liquidation provided the amount of such Collateral does not at any time exceed $1,000,000 in the aggregate


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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         3.       MODIFIED DEFINITION OF ELIGIBLE RECEIVABLES REGARDING DEFERRED
REVENUE. The following sentence at the end of the definition of "Eligible Receivables" set forth in Section 8 of the Loan Agreement that currently reads as follows:

                  Without limiting the generality of the foregoing, deferred revenue shall be reviewed by Silicon monthly and associated potential offsets by Account Debtors will be deducted from the Receivables owing from such Account Debtors; provided, however, such deductions will be limited to an aggregate of $250,000 with respect to the Receivables of Verso Technologies, Inc. and Telemate.net Software, Inc. on a combined basis (provided, further, that the foregoing will not limit Silicon's rights to establish reserves with respect to such deferred revenue offsets in the amounts deemed necessary by Silicon in its discretion).

is hereby amended to read as follows:

                  Without limiting the generality of the foregoing, deferred revenue shall be reviewed by Silicon monthly and associated potential offsets by Account Debtors will be deducted from the Receivables owing from such Account Debtors.

         4. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to the Loan Agreement is hereby amended in its entirety to read as follows:

                  1. CREDIT LIMIT
                     (Section 1.1): An amount not to exceed the lesser
                                    of: (i) $7,500,000 at any one time
                                    outstanding (the "Maximum Credit
                                    Limit"); or (ii) 75% (the "Advance
                                    Rate") of the amount of Borrower's
                                    Eligible Receivables (as defined
                                    in Section 8 above). The foregoing
                                    Advance Rate is typically based
                                    upon the quality of the Borrower's
                                    Receivables and attendant
                                    dilution. The quality of
                                    Borrower's Receivables (and other
                                    Collateral) is determined by the
                                    results of Silicon's initial field
                                    examination and on-going periodic
                                    examinations and audits. The
                                    foregoing Advance Rate will be
                                    reviewed and modified by Silicon,
                                    in its good faith business
                                    judgment, after its receipt and
                                    review of the the results of the
                                    most recently conducted audit
                                    (including that of the Acquired
                                    Assets) by Silicon, or its agents.


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                                    Notwithstanding the foregoing, the
                                    total outstanding Obligations
                                    under this Loan Agreement and
                                    under the Exim Agreement (as
                                    defined below) shall not at any
                                    time exceed $10,000,000 (the
                                    "Overall Credit Limit").

                                    Loans will be made to each
                                    Borrower based on the Eligible
                                    Receivables of each Borrower,
                                    subject to the Maximum Credit
                                    Limit set forth above for all
                                    Loans to all Borrowers combined.

                     LETTER OF CREDIT SUBLIMIT
                     (Section 1.5): $1,000,000; provided, however,
                                    that the total Letter of Credit
                                    Sublimit and the Foreign Exchange
                                    Contract Sublimit shall not, at
                                    any time, exceed $1,000,000 in the
                                    aggregate under this Agreement and
                                    the Exim Agreement.

                     FOREIGN EXCHANGE
                     CONTRACT
                     SUBLIMIT:      $1,000,000; provided, however,
                                    that the total Letter of Credit
                                    Sublimit and Foreign Exchange
                                    Contract Sublimit shall not, at
                                    any time, exceed $1,000,000 in the
                                    aggregate under this Agreement and
                                    the Exim Agreement.

                                    Borrower may enter into foreign
                                    exchange forward contracts with
                                    Silicon, on its standard forms,
                                    under which Borrower commits to
                                    purchase from or sell to Silicon a
                                    set amount of foreign currency
                                    more than one business day after
                                    the contract date (the "FX Forward
                                    Contracts"); provided that (1) at
                                    the time the FX Forward Contract
                                    is entered into Borrower has Loans
                                    available to it under this
                                    Agreement in an amount at least
                                    equal to 10% of the amount of the
                                    FX Forward Contract; and (2) the
                                    total FX Forward Contracts at any
                                    one time outstanding may not
                                    exceed 10 times the amount of the
                                    Foreign Exchange Contract


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                                    Sublimit set forth above; and (3)
                                    the total Letter of Credit
                                    Sublimit and the Foreign Exchange
                                    Contract Sublimit shall not, at
                                    any time, exceed $1,000,000.
                                    Silicon shall have the right to
                                    withhold, from the Loans otherwise
                                    available to Borrower under this
                                    Agreement, a reserve (which shall
                                    be in addition to all other
                                    reserves) in an amount equal to
                                    10% of the total FX Forward
                                    Contracts from time to time
                                    outstanding, and in the event at
                                    any time there are insufficient
                                    Loans available to Borrower for
                                    such reserve, Borrower shall
                                    deposit and maintain with Silicon
                                    cash collateral in an amount at
                                    all times equal to such
                                    deficiency, which shall be held as
                                    Collateral for all purposes of
                                    this Agreement. Silicon may, in
                                    its discretion, terminate the FX
                                    Forward Contracts at any time that
                                    an Event of Default occurs and is
                                    continuing. Borrower shall execute
                                    all standard form applications and
                                    agreements of Silicon in
                                    connection with the FX Forward
                                    Contracts, and without limiting
                                    any of the terms of such
                                    applications and agreements,
                                    Borrower shall pay all standard
                                    fees and charges of Silicon in
                                    connection with the FX Forward
                                    Contracts.

                     CASH MANAGEMENT
                     SERVICES AND
                     RESERVES:      Borrower may use up to $50,000 of
                                    Loans available hereunder for
                                    Silicon's Cash Management Services
                                    (as defined below), including,
                                    merchant services, business credit
                                    card, ACH and other services
                                    identified in the cash management
                                    services agreement related to such
                                    service (the "Cash Management
                                    Services"). Silicon may, in its
                                    sole discretion, reserve against
                                    Loans which would otherwise be
                                    available hereunder such sums as
                                    Silicon shall determine in its
                                    good faith business judgment in
                                    connection with the Cash
                                    Management Services, and Silicon
                                    may charge to Borrower's Loan
                                    account, any


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                                    amounts that may become due or
                                    owing to Silicon in connection
                                    with the Cash Management Services.
                                    Borrower agrees to execute and
                                    deliver to Silicon all standard
                                    form applications and agreements
                                    of Silicon in connection with the
                                    Cash Management Services, and,
                                    without limiting any of the terms
                                    of such applications and
                                    agreements, Borrower will pay all
                                    standard fees and charges of
                                    Silicon in connection with the
                                    Cash Management Services. The Cash
                                    Management Services shall
                                    terminate on the Maturity Date."

                     EXIM AGREEMENT;
                     CROSS-COLLATERALIZATION;
                     CROSS-DEFAULT: Silicon and the Borrower are
                                    parties to that certain Loan and
                                    Security Agreement (Exim Program)
                                    dated approximately February 12,
                                    2003 (the "Exim Agreement"). Both
                                    this Agreement and the Exim
                                    Agreement shall continue in full
                                    force and effect, and all rights
                                    and remedies under this Agreement
                                    and the Exim Agreement are
                                    cumulative. The term "Obligations"
                                    as used in this Agreement and in
                                    the Exim Agreement shall include,
                                    without limitation, the obligation
                                    to pay when due all Loans made
                                    pursuant to this Agreement (the
                                    "Non-Exim Loans") and all interest
                                    thereon and the obligation to pay
                                    when due all Loans made pursuant
                                    to the Exim Agreement (the "Exim
                                    Loans") and all interest thereon.
                                    Without limiting the generality of
                                    the foregoing, all "Collateral" as
                                    defined in this Agreement and as
                                    defined in the Exim Agreement
                                    shall secure all Exim Loans and
                                    all Non-Exim Loans and all
                                    interest thereon, and all other
                                    Obligations. Any Event of Default
                                    under this Agreement shall also
                                    constitute an Event of Default
                                    under the Exim Agreement, and any
                                    Event of Default under the Exim
                                    Agreement shall also constitute an
                                    Event of Default under this
                                    Agreement. In the event Silicon
                                    assigns


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                                    its rights under the Exim
                                    Agreement and/or under any Note
                                    evidencing Exim Loans and/or its
                                    rights under this Agreement and/or
                                    under any Note evidencing Non-Exim
                                    Loans, to any third party,
                                    including, without limitation, the
                                    Export-Import Bank of the United
                                    States ("Exim Bank"), whether
                                    before or after the occurrence of
                                    any Event of Default, Silicon
                                    shall have the right (but not any
                                    obligation), in its sole
                                    discretion, to allocate and
                                    apportion Collateral to the
                                    Agreement and/or Note assigned and
                                    to specify the priorities of the
                                    respective security interests in
                                    such Collateral between itself and
                                    the assignee, all without notice
                                    to or consent of the Borrower.

         5. MODIFIED DEFINITION OF PRIME RATE. The definition of "Prime Rate" set forth in Section 2 of the Schedule to Loan Agreement that currently reads as follows:

                  Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

is hereby amended to read as follows:

                  Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" provided that the "Prime Rate" in effect on any day shall not be less than 4.25% per annum; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

         6.       MODIFIED UNUSED LINE FEE. The Unused Line Fee set forth in
Section 3 of the Schedule to the Loan Agreement is hereby amended in its entirety to read as follows:

                     Unused Line
                     Fee:           In the event, in any calendar
                                    month (or portion thereof at the
                                    beginning and end of the term
                                    hereof), the average daily
                                    principal balance of the Non-Exim
                                    Loans and Exim


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                                    Loans, in the aggregate,
                                    outstanding during the month is
                                    less than the amount of the
                                    Overall Credit Limit, Borrower
                                    shall pay Silicon an unused line
                                    fee in an amount equal to 0.375%
                                    per annum on the difference
                                    between the amount of the Overall
                                    Credit Limit and the average daily
                                    principal balance of the Non-Exim
                                    Loans and Exim Loans, in the
                                    aggregate, outstanding during the
                                    month, which unused line fee shall
                                    be computed and paid monthly, in
                                    arrears, on the first day of the
                                    following month.

         7. MODIFIED MATURITY DATE. Section 4 of the Schedule to the Loan Agreement is hereby amended in its entirety to read as follows:

                  4. MATURITY DATE
                     (Section 6.1): August 12, 2004.

         8. MODIFIED FINANCIAL COVENANTS. Section 5 of the Schedule to Loan Agreement is hereby amended to read as follows:

                  5. FINANCIAL COVENANTS
                     (Section 5.1): Borrower shall, on a consolidated
                                    basis except as otherwise
                                    specified below, comply with each
                                    of the following covenant(s).
                                    Compliance shall be determined as
                                    of the end of each month, except
                                    as otherwise specifically provided
                                    below:

                     MINIMUM CASH
                     ON HAND/MINIMUM
                     EXCESS
                     AVAILABILITY:  Borrower shall at all times
                                    maintain a combination of a
                                    minimum of unrestricted cash (and
                                    cash equivalents) in accounts
                                    maintained at Silicon, and Minimum
                                    Excess Availability, in an amount
                                    of not less than $1,000,000.

                                    Notwithstanding the foregoing,
                                    upon Borrower achieving, and only
                                    so long as Borrower continues to
                                    achieve, a minimum net profit of
                                    $1.00 for each fiscal month,
                                    Borrower shall at all times be
                                    required to


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                                    maintain a combination of a
                                    minimum of unrestricted cash (and
                                    cash equivalents) in accounts
                                    maintained at Silicon, and Minimum
                                    Excess Availability, in an amount
                                    of not less than $500,000.

                     EBITDA: Borrower shall maintain EBITDA (as defined below), including the
                                    Acquired Assets (except as
                                    otherwise provided below), as
                                    follows:

                                    MONTHLY (Based on the average of
                                    the three months immediately
                                    preceding the month being
                                    reported, including the month
                                    being reported. As an example, to
                                    determine Borrower's compliance
                                    with EBITDA for the month ending
                                    January 31, 2003, one must
                                    calculate the average EBITDA for
                                    the months of November 2002,
                                    December 2002 and January 2003;
                                    for the month ending February 28,
                                    2003, the average EBITDA for the
                                    months of December 2002, January
                                    2003 and February 2003 must be
                                    calculated).

                                    For the month ending January 31,
                                    2003, Borrower shall, on a
                                    consolidated basis, maintain
                                    EBITDA of not less than
                                    ($180,000);

                                    For the month ending February 28,
                                    2003, Borrower shall, on a
                                    consolidated basis, maintain
                                    EBITDA of not less than
                                    ($380,000);

                                    For the month ending March 31,
                                    2003, Borrower shall, on a
                                    consolidated basis, maintain
                                    EBITDA of not less than $220,000;
                                    and

                                    For the month ending April 30,
                                    2003 and each month ending
                                    thereafter, Borrower shall, on a
                                    consolidated basis, maintain
                                    EBITDA of not less than $50,000;
                                    and

                                    QUARTERLY


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                                    For the fiscal quarter ending
                                    December 31, 2002, Borrower shall,
                                    on a consolidated basis (not
                                    including the Acquired Assets),
                                    maintain EBITDA of not less than
                                    $100,000;

                                    For the fiscal quarter ending
                                    March 31, 2003, Borrower shall, on
                                    a consolidated basis, maintain
                                    EBITDA of not less than $150,000;

                                    For the fiscal quarter ending June
                                    30, 2003, Borrower shall, on a
                                    consolidated basis, maintain
                                    EBITDA of not less than
                                    $1,000,000;

                                    For the fiscal quarter ending
                                    September 30, 2003, Borrower
                                    shall, on a consolidated basis,
                                    maintain EBITDA of not less than
                                    $1,300,000;

                                    For the fiscal quarter ending
                                    December 31, 2003, Borrower shall,
                                    on a consolidated basis, maintain
                                    EBITDA of not less than
                                    $1,800,000;

                                    For the fiscal quarter ending
                                    March 31, 2004, Borrower shall, on
                                    a consolidated basis, maintain
                                    EBITDA of not less than
                                    $1,950,000; and

                                    For the fiscal quarter ending June
                                    30, 2004, Borrower shall, on a
                                    consolidated basis, maintain
                                    EBITDA of not less than
                                    $2,100,000.

                     SRT:           Borrower shall not, on a
                                    consolidated basis, incur SRT (as
                                    defined below) costs in excess of
                                    the following:

                                    For the fiscal quarter ending
                                    December 31, 2002: $250,000; and

                                    For the fiscal quarters ending
                                    March 31, 2003 and June 30, 2003:
                                    $500,000 in the aggregate for both
                                    fiscal quarters combined.


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                     DEFINITIONS.   For purposes of the foregoing
                                    financial covenants, the following
                                    term shall have the following
                                    meaning:

                                    "( )" shall mean a negative figure
                                    or loss, as applicable.

                                    "Current assets", "current
                                    liabilities" and "liabilities"
                                    shall have the meaning ascribed
                                    thereto by generally accepted
                                    accounting principles.

                                    "EBITDA" means, on a consolidated
                                    basis, Borrower's earnings before
                                    interest, taxes, depreciation and
                                    other non-cash amortization
                                    expenses and other non-cash
                                    expenses of Borrower, determined
                                    in accordance with generally
                                    accepted accounting principles,
                                    consistently applied; provided,
                                    however, EBITDA will not include
                                    any gain or loss of Borrower
                                    attributable to Borrower's joint
                                    venture interest in Shanghai
                                    Betrue InfoTech Co., Ltd. or
                                    Borrower's SRT (as defined below).

                                    "Minimum Excess Availability"
                                    shall mean the amount equal to the
                                    Overall Credit Limit less the
                                    aggregate principal amount of
                                    outstanding Non-Exim Loans and
                                    Exim Loans.

                                    "SRT" means the
                                    Severance/Restructuring/
                                    Transition costs set forth in the
                                    Borrower's Income Statement, a
                                    copy of which has been provided to
                                    Silicon.

                                    "Tangible Net Worth" shall mean
                                    the excess of total assets over
                                    total liabilities, determined in
                                    accordance with generally accepted
                                    accounting principles, with the
                                    following adjustments:

                                             (A) there shall be excluded from
                                             assets: (i) notes, accounts
                                             receivable and other obligations
                                             owing to Borrower from its


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                                             officers or other Affiliates, and
                                             (ii) all assets which would be
                                             classified as intangible assets
                                             under generally accepted
                                             accounting principles, including
                                             without limitation goodwill,
                                             licenses, patents, trademarks,
                                             trade names, copyrights,
                                             capitalized software and
                                             organizational costs, licenses and
                                             franchises

                                             (B) there shall be excluded from
                                             liabilities: all indebtedness
                                             which is subordinated to the
                                             Obligations under a subordination
                                             agreement in form specified by
                                             Silicon or by language in the
                                             instrument evidencing the
                                             indebtedness which is acceptable
                                             to Silicon in its discretion
                                             ("Subordinated Debt").

         9. LITIGATION DISCLOSURE. That portion of Section 8 of the Schedule to Loan and Security Agreement regarding Material Adverse Litigation is hereby amended to include the information set forth on Exhibit 1 attached hereto.

         10. CONDITIONS PRECEDENT RE CANADIAN INVENTORY. Prior to any Loans being made with respect to any Inventory maintained in Canada, the following must occur: (i) Silicon must receive evidence, satisfactory to Silicon in its good faith business judgment, of its first priority, perfected security interest in such Inventory, (ii) the Inventory must constitute Eligible Export Related Inventory (as defined in the Exim Agreement), (iii) Borrower shall have executed all such documents that Silicon deems necessary, in its good faith business judgment, to grant Silicon a security interest therein and to perfect the same,
(iv) Silicon shall have received a legal opinion, satisfactory to Silicon in its good faith business judgment, from Canadian counsel with regard to the enforceability of Silicon's first priority security interest and (v) Silicon shall have received a landlord agreement, in form and substance satisfactory to Silicon in its good faith business judgment, executed by the lessor of the facility(ies) in Canada at which the Inventory is maintained.

         11. WARRANTS. Concurrently herewith, Verso shall provide Silicon with five-year warrants to purchase 350,000 shares of common stock of the Verso, at a price per share equal to the closing price per share of the common stock of the Verso for the trading day immediately preceding the Issue Date of the Warrant to Purchase Stock, on terms acceptable to Silicon, as set forth in the Warrant to Purchase Stock and related documents. Said warrants shall be deemed fully earned on the date hereof, shall be in addition to all interest and other fees, and shall be non-refundable.


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         12.      ADDITIONAL EQUITY INFUSION/SUBORDINATED DEBT COVENANT.
Borrower hereby covenants and agrees that prior to, or concurrent with, the execution of this Amendment by Borrower, Borrower shall have received net cash consideration of at least $3,000,000 for the issuance, after January 1, 2003, of equity securities and/or subordinated debt of Borrower, and Borrower shall have provided Silicon with evidence, satisfactory to Silicon in its sole discretion, of the receipt of such consideration.

         13. FEE. In consideration for Silicon entering into this Amendment, Borrower shall pay Silicon a fee in the amount of $40,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

         14. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         15. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.



BORROWER:                              SILICON:

VERSO TECHNOLOGIES, INC.               SILICON VALLEY BANK



BY /s/ James M. Logsdon                BY  /s/ Peter M. Bendoris
  ------------------------------         ---------------------------------------
   PRESIDENT OR VICE PRESIDENT         TITLE Vice President
                                            ------------------------------------



BY /s/ Juliet Reising
  ------------------------------
   SECRETARY OR ASS'T SECRETARY


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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BORROWER:                              BORROWER:

NACT TELECOMMUNICATIONS, INC.          TELEMATE.NET SOFTWARE, INC.



BY /s/ Juliet Reising                  BY /s/ James M. Logsdon
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    PRESIDENT OR VICE PRESIDENT                PRESIDENT OR VICE PRESIDENT



BY /s/ David Ryan                      BY /s/ Juliet Reising
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   SECRETARY OR ASS'T SECRETARY               SECRETARY OR ASS'T SECRETARY


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                                    EXHIBIT 1

                       DISCLOSURE SCHEDULE - SECTION 3.10

         On or about April 29, 2002, Omni Systems of Georgia, Inc. ("Omni") and Joseph T. Dyer ("Dyer") filed with the AAA a demand for arbitration against Verso Technologies, Inc. (the "Company"). Omni and Dyer claim that the Company breached the Assignment dated as of August 31, 1998, by and among a subsidiary of the Company, Dyer, and Omni (the "Assignment"), pursuant to which Omni and Dyer assigned and transferred to a subsidiary of the Company all of their alleged right, title and interest in and to a certain computer software property management system in exchange for a lump sum royalty payment and certain monthly royalty payments equal to a percentage of the maintenance and licensing net revenues received by the Company from certain customers. Omni and Dyer claim that the Company has not paid to them the monthly royalty payments owed to them pursuant to the Assignment beginning in June 2002. Omni and Dyer seek recovery of over $400,000 for monthly royalties allegedly owed for the period May 15, 2002 through January 2003, plus monthly royalties in like amounts going forward, together with interest thereon, attorneys' fees, and expenses. The Company denies that it is obligated to pay any such royalties. The matter was heard for six days by a three-arbitrator panel of the American Arbitration Association in January 2003. The hearing has been concluded but no award has yet been rendered by the arbitration panel.

         In February 2001, John M. Good, a former employee of the Company, filed a lawsuit in the Court of Common Pleas, Cuyahoga County, Ohio, against the Company claiming, among other things, fraud, negligence, breach of fiduciary duty, breach of contract and damages resulting from and related to the Company's failure to deliver 50,000 shares of Common Stock upon Mr. Good's exercise of an option to purchase such shares on or about January 3, 2000. The Company and Mr. Good have agreed to settle this matter, and, in connection, therewith, the Company will pay Mr. Good a total of $525,000 on February 10, 2003 and the remaining $100,000 in monthly installments of $10,000 beginning March 10, 2003.


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